EXHIBIT 10.1

MORTGAGE SUPPLEMENT
Mortgage Supplement No. 3

This Mortgage Supplement No. 3 (the “Supplement”), is entered into by and among SunPower Philippines Manufacturing Ltd., a foreign corporation duly licensed to do business under the laws of the Philippines with office address at 100 Trade Avenue, Phase 4, Special Economic Zone, Laguna Technopark, Biñan Laguna (“SPML”), SPML Land, Inc., a corporation organized and existing under the laws of the Philippines with principal address at 100 East Main Ave., LTI Biñan Laguna (“SPML Land” or, together with SPML, the “Mortgagors”, or, individually, each the “Mortgagor”); and the International Finance Corporation, an international organization established by the Articles of Agreement among its member countries including the Republic of Philippines ("IFC" or the “Mortgagee”).
WHEREAS, the Mortgagors and Mortgagee have executed and registered a Mortgage Agreement dated as of 6 May 2010 (the “Mortgage Agreement”), to secure the Obligations of the Mortgagors referred to in such agreement;

WHEREAS, the Mortgage Agreement provides that the Mortgagors and Mortgagee shall execute and register Mortgage Supplements for the purposes stated therein; and

WHEREAS, in fulfillment of the continuing obligation of the Mortgagors under the Mortgage Agreement, Loan Agreement, and Financing Documents each of the Mortgagors desires to execute this Mortgage Supplement with the Mortgagee.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Unless otherwise defined in this Mortgage Supplement, (i) capitalized terms shall have the meanings set forth in the Loan Agreement and the Mortgage Agreement unless the context otherwise requires, and (ii) the principles of construction set forth in the Loan Agreement and the Mortgage Agreement shall apply.

2.
The Mortgagors hereby confirm that (i) certain of the Assets identified and described as Future Chattel in the Mortgage Agreement have come into existence and/or have been acquired in ownership by a Mortgagor as of the date hereof (those certain assets to be herein called the “New Assets”), and (ii) the New Assets are now identified and more fully described in Schedule A to this Mortgage Supplement.

3.
The Mortgagors hereby acknowledge and agree (i) that the Chattel Mortgage has been granted, created, established, and constituted on the New Assets in favor of Mortgagee and (ii) that such Chattel Mortgage are subject to the same provisions, terms, and conditions of the Mortgage Agreement as are applicable to the Mortgage on the Present Chattel thereunder, as fully and completely for all legal intents and purposes as if owned by the relevant Mortgagor on the date of execution of the Mortgage Agreement.

4.
The parties hereto confirm that the New Assets serve as security for payment of the Obligations to the extent of the amount stated in Section 3.01(c) (Creation of Chattel Mortgage) of the Mortgage Agreement, including interests, fees, and charges that may be due thereon.

5.
Each of the Mortgagors undertakes, at Mortgagors' cost and expense, to register this Mortgage Supplement with the appropriate Registry of Deeds and, where necessary, other appropriate government agencies, in the Philippines in accordance with the Mortgage Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representative to execute and deliver this Supplement as of __________________.

SunPower Philippines Manufacturing Ltd.
By: /s/ Jaxcha Ortmanns

Name: Jascha Ortmanns
Position: Vice President - Operations

SPML Land, Inc.
By: /s/ Michelle Ramos

Name: Michelle Ramos
Position: Treasurer/CFO

International Finance Corporation
By: /s/ Jesse O. Ang

Name: Jesse O. Ang
Position: Resident Representative

Signed in the presence of

_________________________              _________________________

AFFIDAVIT OF GOOD FAITH

We swear that the Chattel Mortgage embodied in the Mortgage Agreement, as amended and/or supplemented by the foregoing Mortgage Supplement, is made for the purpose of securing the obligations specified therein, and for no other purpose, and that the same are just and valid obligations not entered into for the purpose of fraud.

SunPower Philippines Manufacturing Ltd.
By: /s/ Jaxcha Ortmanns

Name: Jascha Ortmanns
Position: Vice President - Operations

SPML Land, Inc.
By: /s/ Michelle Ramos

Name: Michelle Ramos
Position: Treasurer/CFO

International Finance Corporation
By: /s/ Jesse O. Ang

Name: Jesse O. Ang
Position: Resident Representative

ACKNOWLEDGMENT AND CERTIFICATION OF OATH

REPUBLIC OF THE PHILIPPINES    )
) S.S.

BEFORE ME, a Notary Public for and in the above jurisdiction this ____ day of FEB 05 2013 personally appeared the following individual/s, representing the respective corporation/s indicated below his/their names:

Name	Passport No.	Issued at/on

SunPower Philippines Manufacturing Ltd. represented by: Jascha Ortmanns		Deutsch
SPML Land, Inc. represented by: Michelle Ramos		DFA, Manila

personally known to me or identified by me through competent evidence of identity to be the same persons who presented to me and signed in my presence this Mortgage Supplement No. 3 consisting of six (6) pages, including this Acknowledgment Page, all of which were signed by them and their instrumental witnesses, and they represented that they executed this Agreement as their free and voluntary act and that they are duly authorized to sign for the corporations they respectively represent.

This Mortgage Supplement No. 3 relates to the Mortgage Agreement dated as of 6 May 2010 among the same parties and consists of six (6) pages, including the pages of this Acknowledgment and Schedule A attached hereto, and is signed by the parties hereto and their instrumental witnesses on the signature page and on the left margin of the other pages hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this ___ day of FEB 05 2013, 2013 at Taguig City, Philippines.

Doc. No. 81	[Notary Stamp]	/s/ Miguel Antonio B. Pastelero
MIGUEL ANTONIO B. PASTELERO
Page No. 18		Notary Public, Taguig City
Book No. 1		Appointment No. 257, Until December 31, 2013
Series of 2013.		12th Floor, Net One Center, 26th St., cor. 3rd Avenue
Crescent Park West Bonifacio Global City, Taguig 1634
Roll of Attorney No. 56173
PTR No. 3174456; 01/03/2012; Makan City
IBP No 869539; 01/03/2012; Quezon City

ACKNOWLEDGMENT AND CERTIFICATION OF OATH

REPUBLIC OF THE PHILIPPINES    )
) S.S.

BEFORE ME, a Notary Public for and in the above jurisdiction this FEB 07 2013 day of ____ personally appeared the following individual/s, representing the respective corporation/s indicated below his/their names:

Name	Passport No.	Issued at/on

International Finance Corporation represented by: Jesse O. Ang		DFA Manila 1/14/10

personally known to me or identified by me through competent evidence of identity to be the same persons who presented to me and signed in my presence this Mortgage Supplement No. 3 consisting of six (6) pages, including this Acknowledgment Page, all of which were signed by them and their instrumental witnesses, and they represented that they executed this Agreement as their free and voluntary act and that they are duly authorized to sign for the corporations they respectively represent.

This Mortgage Supplement No. 3 relates to the Mortgage Agreement dated as of 6 May 2010 among the same parties and consists of six (6) pages, including the pages of this Acknowledgment and Schedule A attached hereto, and is signed by the parties hereto and their instrumental witnesses on the signature page and on the left margin of the other pages hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this ___ day of FEB 07 2013, 2013 at CITY OF MANILA, Philippines.

Doc. No. 482	/s/ SOCRATES G. MARANAN
Page No. 97	NOTARY PUBLIC
Book No. 9	UNTIL DECEMBER 31, 2013
Series of 2013.	IBP No. 840842/10-21-11
PTR No. 1414392/01-02-13
NC. No. 2012-009/ROA No. 31923

Schedule A
DESCRIPTION OF NEW ASSETS

Description	Asset Number	Acquisition Date	Class
Laser	89,742	21-May-12	Mfg Eqpt
Laser	89742A	21-May-12	Mfg Eqpt
Printer Automation	41,796	31-Mar-12	Mfg Eqpt
Printer Automation	41796A	22-Mar-12	Mfg Eqpt
Printer Automation	41796B	23-Apr-12	Mfg Eqpt
Laser	89,737	23-Jul-12	Mfg Eqpt
Laser	89737A	24-Jul-12	Mfg Eqpt
Laser	89737B	23-Jul-12	Mfg Eqpt
Laser	89,738	23-Jul-12	Mfg Eqpt
Laser	89738A	23-Jul-12	Mfg Eqpt
Laser	89738B	23-Jul-12	Mfg Eqpt
Laser	89,744	23-Jul-12	Mfg Eqpt
Laser	89744A	24-Jul-12	Mfg Eqpt
Laser	89744B	23-Jul-12	Mfg Eqpt
Printer Automation	100754A	23-Jul-12	Mfg Eqpt
Metrology	78,733	20-Apr-12	Mfg Eqpt
Metrology	78733A	15-May-12	Mfg Eqpt
Laser	46,737	20-Apr-12	Mfg Eqpt
Automation 6	131,733	20-Aug-12	Mfg Eqpt
Automation 6	131733-UL	20-Aug-12	Mfg Eqpt
Automation 6	150,751	20-Aug-12	Mfg Eqpt
Automation 6	150751-UL:	20-Aug-12	Mfg Eqpt
Automation 6	150,750	20-Aug-12	Mfg Eqpt
Automation 6	150750-UL	20-Aug-12	Mfg Eqpt
Automation 6	78736C	10-Aug-12	Mfg Eqpt
Automation 6	150,764	5-Aug-12	Mfg Eqpt
Automation 6	150764-UL	20-Aug-12	Mfg Eqpt
Laser	150,772	19-Aug-12	Mfg Eqpt
Laser	150,773	19-Aug-12	Mfg Eqpt
Laser	150,774	19-Aug-12	Mfg Eqpt
Printer Automation	193768C	19-Aug-12	Mfg Eqpt
Printer Automation	193769C	19-Aug-12	Mfg Eqpt
Printer Automation	193768B	19-Aug-12	Mfg Eqpt
Printer Automation	193768B	19-Aug-12	Mfg Eqpt
Printer Automation	193768B	19-Aug-12	Mfg Eqpt
Automation 6	151,740	20-Aug-12	Mfg Eqpt
Automation 6	151740-UL	20-Aug-12	Mfg Eqpt
Automation 6	151,741	20-Aug-12	Mfg Eqpt
Automation 6	151741-UL	20-Aug-12	Mfg Eqpt

Description	Asset Number	Acquisition Date	Class
Printer Automation	193,768	19-Nov-12	Mfg Eqpt
Printer Automation	193768A	19-Nov-12	Mfg Eqpt
Printer Automation	193,769	19-Nov-12	Mfg Eqpt
Printer Automation	193769A	19-Nov-12	Mfg Eqpt
Printer Automation	193769B	19-Nov-12	Mfg Eqpt
Printer Automation	158,733	17-May-12	Mfg Eqpt
Printer Automation	158733A	24-Oct-12	Mfg Eqpt
Automation 6	54,738	20-Apr-12	Mfg Eqpt
Automation 6	54738A	23-Apr-12	Mfg Eqpt
Automation 6	54738-UL	20-Apr-12	Mfg Eqpt
Automation 6	54,739	20-Apr-12	Mfg Eqpt
Automation 6	54739A	23-Apr-12	Mfg Eqpt
Automation 6	54739-UL	20-Apr-12	Mfg Eqpt
Automation 6	54,740	20-Apr-12	Mfg Eqpt
Automation 6	54740A	23-Apr-12	Mfg Eqpt
Automation 6	54740-UL	20-Apr-12	Mfg Eqpt
Automation 6	150764B	24-Sep-12	Mfg Eqpt
Automation 6	150740B	24-Sep-12	Mfg Eqpt
Automation 6	151741B	24-Sep-12	Mfg Eqpt
Laser	78,736	20-Apr-12	Mfg Eqpt
Laser	78736A	23-Apr-12	Mfg Eqpt
Laser	78736B	23-Apr-12	Mfg Eqpt
Laser	78736D	23-Apr-12	Mfg Eqpt
Laser	78,737	20-Apr-12	Mfg Eqpt
Laser	78737A	23-Apr-12	Mfg Eqpt
Laser	78737B	23-Apr-12	Mfg Eqpt
Laser	78737C	23-Apr-12	Mfg Eqpt
Laser	78737D	23-Apr-12	Mfg Eqpt
Laser	78,738	20-Apr-12	Mfg Eqpt
Laser	78738A	23-Apr-12	Mfg Eqpt
Laser	78738B	23-Apr-12	Mfg Eqpt
Laser	78738C	23-Apr-12	Mfg Eqpt
Laser	78738D	23-Apr-12	Mfg Eqpt
Laser	89737C	2-Sep-12	Mfg Eqpt
Laser	89738C	2-Sep-12	Mfg Eqpt
Laser	89744C	2-Sep-12	Mfg Eqpt
Laser	150772A	24-Oct-12	Mfg Eqpt
Laser	150772B	24-Oct-12	Mfg Eqpt
Laser	150773A	24-Oct-12	Mfg Eqpt
Laser	150773B	24-Oct-12	Mfg Eqpt
Laser	150774A	24-Oct-12	Mfg Eqpt
Laser	150774B	24-Oct-12	Mfg Eqpt
Laser	157,733	24-Oct-12	Non-Mfg Eqpt
Laser	157733A	24-Oct-12	Non-Mfg Eqpt
Laser	177,755	24-Oct-12	Non-Mfg Eqpt
Laser	193,771	19-Nov-12	Mfg Eqpt
Laser	193,772	19-Nov-12	Mfg Eqpt

Description	Asset Number	Acquisition Date	Class
Printer Automation	207,743	4-Nov-12	Mfg Eqpt
Printer Automation	151,737	19-Aug-12	Mfg Eqpt
Laser	177,752	25-Sep-12	Mfg Eqpt
Laser	177,753	25-Sep-12	Mfg Eqpt
Laser	177,754	25-Sep-12	Mfg Eqpt
Automation 6	187,738	7-Oct-12	Mfg Eqpt
Laser	187,739	7-Oct-12	Mfg Eqpt
Laser	187,740	7-Oct-12	Mfg Eqpt
Laser	187,741	7-Oct-12	Mfg Eqpt
Automation 6	187,758	11-Oct-12	Mfg Eqpt
Automation 6	187,759	11-Oct-12	Mfg Eqpt
Automation 6	187,760	11-Oct-12	Mfg Eqpt
Automation 6	187,761	11-Oct-12	Mfg Eqpt
Automation 6	187,762	11-Oct-12	Mfg Eqpt
Printer Automation	193,767	21-Oct-12	Mfg Eqpt
Printer Automation	206,739	18-Nov-12	Mfg Eqpt
Printer Automation	206,740	18-Nov-12	Mfg Eqpt
Printer Automation	207,747	15-Nov-12	Mfg Eqpt
Laser	207,754	19-Nov-12	Mfg Eqpt
Laser	207,755	19-Nov-12	Mfg Eqpt
Laser	207,756	19-Nov-12	Mfg Eqpt
Printer Automation	208,738	19-Nov-12	Mfg Eqpt
Laser	177753A	7-Oct-12	Mfg Eqpt
Automation 6	187738-UL	16-Oct-12	Mfg Eqpt
Laser	187739A	25-Sep-12	Mfg Eqpt
Laser	187739B	16-Dec-12	Mfg Eqpt
Laser	187740A	19-Nov-12	Mfg Eqpt
Laser	187740B	16-Dec-12	Mfg Eqpt
Laser	187741A	19-Nov-12	Mfg Eqpt
Laser	187741B	16-Dec-12	Mfg Eqpt
Automation 6	187758-UL	16-Oct-12	Mfg Eqpt
Automation 6	187759-UL	16-Oct-12	Mfg Eqpt
Automation 6	187760-UL	18-Oct-12	Mfg Eqpt
Automation 6	187761-UL	18-Nov-12	Mfg Eqpt
Automation 6	187762-UL	18-Nov-12	Mfg Eqpt
Printer Automation	193770A	7-Oct-12	Mfg Eqpt
Printer Automation	208738A	19-Nov-12	Mfg Eqpt
Printer Automation	208738B	19-Nov-12	Mfg Eqpt
Printer Automation	208738C	19-Nov-12	Mfg Eqpt
Printer Automation	208738D	19-Nov-12	Mfg Eqpt
Printer Automation	208738E	19-Nov-12	Mfg Eqpt
Printer Automation	208738F	19-Nov-12	Mfg Eqpt
Printer Automation	208738G	19-Nov-12	Mfg Eqpt

Description	Asset Number	Acquisition Date	Class
Printer Automation	208738H	19-Nov-12	Mfg Eqpt
Printer Automation	208738I	19-Nov-12	Mfg Eqpt
Printer Automation	208738J	19-Nov-12	Mfg Eqpt
Printer Automation	208738K	19-Nov-12	Mfg Eqpt
Printer Automation	208738L	19-Nov-12	Mfg Eqpt
Printer Automation	208738M	19-Nov-12	Mfg Eqpt
Automated Tester	141,751	5-Aug-12	Mfg Eqpt
Diffusion	157,734	4-Sep-12	Mfg Eqpt
Diffusion	165,733	9-Sep-12	Mfg Eqpt
Automated Tester	165,737	11-Sep-12	Mfg Eqpt
Automated Tester	177,741	9-Sep-12	Mfg Eqpt
Diffusion	177,746	23-Sep-12	Mfg Eqpt
Wafer Transfer System	177,747	24-Sep-12	Mfg Eqpt
Automated Tester	186,737	14-Oct-12	Mfg Eqpt
Diffusion	187,756	7-Oct-12	Mfg Eqpt
Diffusion	187,757	7-Oct-12	Mfg Eqpt
Diffusion	193,751	14-Oct-12	Mfg Eqpt
Etch Tool Loader/Unloader	193,773	21-Oct-12	Mfg Eqpt
Etch Tool Loader/Unloader	193,774	21-Oct-12	Mfg Eqpt
Diffusion	195,750	22-Oct-12	Mfg Eqpt
Automated Tester	196,744	22-Oct-12	Mfg Eqpt
Frontside/Backside Tool	201,739	6-Nov-12	Mfg Eqpt
Frontside/Backside Tool	201,740	6-Nov-12	Mfg Eqpt
Wafer Transfer System	210,768	16-Dec-12	Mfg Eqpt
Frontside/Backside Tool	212,738	20-Dec-12	Mfg Eqpt
Automated Tester	141751A	7-Oct-12	Mfg Eqpt
Diffusion	157734A	16-Dec-12	Mfg Eqpt
Diffusion	165733A	16-Dec-12	Mfg Eqpt
Diffusion	177746A	16-Dec-12	Mfg Eqpt
Wafer Transfer System	177747A	16-Dec-12	Mfg Eqpt
Wafer Transfer System	181737A	16-Dec-12	Mfg Eqpt
Automated Tester	186737A	7-Oct-12	Mfg Eqpt
Diffusion	187756A	16-Dec-12	Mfg Eqpt
Diffusion	187757A	16-Dec-12	Mfg Eqpt
Etch Tool Loader/Unloader	193773A	7-Oct-12	Mfg Eqpt
Etch Tool Loader/Unloader	193774A	7-Oct-12	Mfg Eqpt
Diffusion	195750A	16-Dec-12	Mfg Eqpt

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